Exhibit 10.4

US AIRWAYS GROUP, INC.
2003 NONEMPLOYEE DIRECTOR STOCK INCENTIVE PLAN

1.     PURPOSE

          1.1     The US Airways Group, Inc. 2003 Nonemployee Director Stock Incentive Plan is intended to increase the alignment of the interest of nonemployee members of the Board with the interests of stockholders of the Corporation by providing further opportunity for ownership of Stock, and to increase their incentive to contribute to the success of the Corporation's business through the grant of Options.

          1.2     The Plan is intended to comply with Rule 16b-3 under the Exchange Act, as such rule may be amended from time to time, and shall be construed to so comply.

2.     DEFINITIONS When used in this Plan, unless the context otherwise requires:

          (a)   "Board" shall mean the Board of Directors of the Corporation.

          (b)   "Change of Control" shall mean:

          (i)   The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (A) the then outstanding shares of common stock of the Corporation (the "Outstanding Group Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Group Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (v) any acquisition directly from the Corporation, (w) any acquisition by the Corporation or any of its subsidiaries, (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its subsidiaries, (y) any acquisition by any corporation with respect to which, following such acquisition, more than 85% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were beneficial owners, respectively of the Outstanding Group Common Stock and Outstanding Group Voting Securities in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Group Common Stock and Outstanding Group Voting Securities, as the case may be or (z) any acquisition by an individual, entity or group that, pursuant to Rule 13d-1 promulgated under the Exchange Act, is permitted to, and actually does, report its beneficial ownership of Outstanding Group Common Stock and Outstanding Group Voting Securities on Schedule 13G (or any successor Schedule); provided further, that if any such individual, entity or group subsequently becomes required to or does report its ownership of Outstanding Group Common Stock and Outstanding Group Voting Securities on Schedule 13D (or any successor Schedule) then, for purposes of this Section 2(b)(i), such individual, entity or group shall be deemed to have first acquired, on the first date on which such individual, entity or group becomes required to or does so file, beneficial ownership of all of the Outstanding Group Common Stock and Outstanding Group Voting Securities beneficially owned by it on such date; or

          (ii)   Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

          (iii)   There is consummated a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Group Common Stock and Outstanding Group Voting Securities immediately prior to such reorganization, merger or consolidation, beneficially own, directly or indirectly, less than 85% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation (or any parent thereof) in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Group Common Stock and the Outstanding Group Voting Securities, as the case may be; or

          (iv)   Approval by the shareholders of the Corporation of a complete liquidation or dissolution of the Corporation or the consummation of the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation with respect to which, following such sale or other disposition, more than 85% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Group Common Stock and Outstanding Group Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Group Common Stock and Outstanding Group Voting Securities, as the case may be.

          (c)   "Committee" shall mean the Human Resources Committee of the Board or such other committee as may be designated by the Board.

          (d)   "Corporation" shall mean US Airways Group, Inc.

          (e)   "Date of Grant" shall mean the date on which Options are granted pursuant to Section 5.1.

          (f)   "Eligible Director" shall mean each member of the Board who is not at the time of reference an employee of the Corporation or any Subsidiary.

          (g)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          (h)   "Fair Market Value" shall mean as of a particular date shall mean the fair market value of a Share as determined by the Committee in its sole discretion; provided that (i) if the Shares are admitted to trading on a national securities exchange, fair market value of a Share on any date shall be the closing sale price reported for such Share on such exchange on the last date preceding such date on which a sale was reported, (ii) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") System or other comparable quotation system and has been designated as a National Market System ("NMS") security, fair market value of a Share on any date shall be the closing sale price reported for such Share on such system on the last date preceding such date on which a sale was reported, or (iii) if the Shares are admitted to quotation on the Nasdaq System but have not been designated as an NMS security, fair market value of a Share on any date shall be the average of the highest bid and lowest asked prices of such Share on such system on the last date preceding such date on which both bid and ask prices were reported.

          (i)   "Options" shall mean the stock options issued pursuant to Section 5 hereof.

          (j)   "Plan" shall mean the US Airways Group, Inc. 2003 Nonemployee Director Stock Incentive Plan, as such Plan may be amended from time to time.

          (k)   "Stock" shall mean the Class A Common Stock of the Corporation.

          (l)   "Subsidiary" shall mean any corporation more than 50% of whose stock having general voting power is owned by the Corporation or by a Subsidiary of the Corporation.

3.     ADMINISTRATION

          3.1     The Plan shall be administered by the Committee.

          3.2     The Committee may make such rules and establish such procedures for the administration of the Plan as it deems appropriate to carry out the purpose of the Plan, provided that the Committee shall have no discretion with respect to the grantee, amount, price or timing of any Option grant. The interpretation and application of the Plan or of any rule or procedure, and any other matter relating to or necessary to the administration of the Plan, shall be determined by the Committee, and any such determination shall be final and binding on all persons. Options shall be evidenced by agreements in such form as shall be determined from time to time by the Committee, provided that the terms and conditions of each such agreement are not inconsistent with this Plan.

4.     SHARES OF STOCK

          4.1     Shares Reserved. Subject to adjustment as provided in Section 4.2 hereof, a maximum of 500,000 shares of Stock shall be reserved for issuance in accordance with the terms of the Plan. Shares of Stock that may be issued may be authorized and unissued shares or issued shares that have been reacquired by the Corporation. If an Option under the Plan is surrendered, expires, lapses or ceases to be exercisable in whole or in part for any other reason, then the shares that were subject to any such Option shall again be available for grant under the Plan.

          4.2     Capital Adjustments. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation or a similar corporate transaction, the maximum number or class of shares available under the Plan, and the number or class of shares of Stock to be delivered hereunder upon the exercise of Options, and the price at which Options may be exercised, as appropriate, shall be proportionately adjusted to reflect any such transaction.

5.     GRANT OF OPTIONS

          5.1     Annual Grant. On July 31, 2003, each Eligible Director shall automatically be issued an Option pursuant to the Plan to purchase 5,000 shares of Stock. Thereafter, subject to Section 6 hereof, on the first business day following the Corporation's annual meeting of stockholders held subsequent to 2003 and prior to the termination of the Plan, each Eligible Director shall automatically be issued an Option pursuant to the Plan to purchase 5,000 shares of Stock. Options shall be granted at an option price equal to the Fair Market Value of the Stock on the Date of Grant.

          5.2     Terms and Conditions of Options.

                    (a)   Each Option shall first become exercisable on the earliest to occur of (i) the first anniversary of the Date of Grant, (ii) the Eligible Director's death, disability or termination of service as a director upon completion of the last term of office to which such director was elected or (iii) a Change of Control. If an Eligible Director otherwise terminates service as a director, any Options that have not become exercisable shall be forfeited as of the date of such termination of service. Subject to the foregoing and to Section 5.2(c) below, each Option shall expire on the date that is ten years following the Date of Grant (the "Expiration Date").

                    (b)   Options shall be exercised by written notice to the Secretary of the Corporation in such form as is from time to time prescribed by the Committee and by the payment in full, in cash, of the aggregate option price of the shares of Stock for which the Option is being exercised. To the extent that an Option is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable until the Expiration Date. Partial exercise shall be permitted from time to time, provided that exercises shall be in multiples of one hundred shares of Stock.

                    (c)   If for any reason during the term of an unexercised and unexpired Option, the Eligible Director shall cease to be a member of the Board, such Option may be exercised, to the extent exercisable at the time of such termination of service, by the Eligible Director (or, in the event of his death, by his estate) until the second anniversary of the date that the Eligible Director ceases to be a member of the Board, or such other date as the Committee may determine.

6.     STOCKHOLDER APPROVAL; TERM OF PLAN

          6.1     The Plan shall be effective upon stockholder approval of the Board of Directors.

          6.2     The Plan shall remain in effect until all Options granted under the Plan have been satisfied by the issuance of shares, or terminated under the terms of the Plan, provided that no Options may be granted after the tenth anniversary of the effective date of the Plan.

7.     AMENDMENT; TERMINATION

          7.1     The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that the termination or any modification or amendment of the Plan shall not, without the consent of a director, affect his or her rights under an Option.

8.     MISCELLANEOUS

          8.1     Options granted hereunder shall not be assignable or transferable by the director except by will or by the laws of descent and distribution. During the life or the director, an Option shall be exercisable only by the director.

          8.2     Each Option shall be subject to the requirement that, if at any time the Committee shall determine that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the purchase of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained free of any conditions not acceptable to the Committee. The Corporation may require that certificates evidencing shares of Stock delivered pursuant to an Option granted hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

          8.3     Nothing in the Plan shall be construed as conferring any right upon any director to continue as a member of the Board.

          8.4     The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Delaware.

          8.5     Tax Withholding. The Corporation shall have the right to require, prior to the issuance or delivery of any shares of Stock hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. The holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Corporation, (B) delivery to the Corporation of shares of Stock having an aggregate Fair Market Value, determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), equal to the amount necessary to satisfy any such obligation, (C) authorizing the Corporation to withhold whole shares of Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date equal to the minimum statutorily required amount necessary to satisfy any such obligation, (D) a cash payment by a broker-dealer acceptable to the Corporation to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of the foregoing. Any fraction of a share of Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.